UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 5, 2022

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MXL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On May 5, 2022, MaxLinear, Inc., a Delaware corporation (“MaxLinear”), Silicon Motion Technology Corporation, an exempted company with limited liability incorporated under the Law of the Cayman Islands (“Silicon Motion”), and Shark Merger Sub, an exempted company with limited liability incorporated under the Law of the Cayman Islands and wholly-owned subsidiary of MaxLinear (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, the acquisition of Silicon Motion will be accomplished through a merger of Merger Sub with and into Silicon Motion (the “Merger”), with Silicon Motion continuing as the surviving company.

Pursuant to the terms of the Merger Agreement, and subject to the terms and conditions set forth therein, at the effective time of the Merger (the “Effective Time”):

(i) each ordinary share of Silicon Motion (the “Silicon Motion Stock”) issued and outstanding immediately prior to the Effective Time (other than (w) shares of Silicon Motion Stock owned by MaxLinear, Silicon Motion, or any direct or indirect wholly owned subsidiary of MaxLinear or Silicon Motion, (x) shares of Silicon Motion Stock owned by shareholders who have properly exercised and perfected appraisal rights under Section 238 of the Companies Act (2022 Revision) of the Cayman Islands and (y) shares of Silicon Motion Stock represented by each American Depositary Share, representing four shares of Silicon Motion Stock (each, an “ADS” or, collectively, the “ADSs)), will be cancelled and extinguished and automatically converted into the right to receive the following consideration (collectively, the “Merger Consideration”):

(A) $23.385 in cash, without interest (the “Per Share Cash Merger Consideration”), plus

(B) 0.097 validly issued, fully paid and nonassessable shares of common stock of MaxLinear, par value $0.0001 per share (“MaxLinear Common Stock”) (such ratio of 0.388 shares of MaxLinear Common Stock to one ordinary share of Silicon Motion Stock, the “Exchange Ratio,” and such consideration in (A) and (B) collectively, the “Per Share Merger Consideration”); and

(ii) each ADS issued and outstanding immediately prior to the Effective Time (other than (x) ADSs owned by MaxLinear, Silicon Motion, or any direct or indirect wholly owned subsidiary of MaxLinear or Silicon Motion and (y) ADSs owned by shareholders who have properly exercised and perfected appraisal rights under Section 238 of the Companies Act (2022 Revision) of the Cayman Islands), will be cancelled and extinguished and automatically converted into the right to receive the following consideration:

(A) $93.54 in cash, without interest, plus

(B) 0.388 validly issued, fully paid and nonassessable shares of MaxLinear Common Stock.

Pursuant to the terms of the Merger Agreement, each Silicon Motion restricted stock unit award (a “Silicon Motion RSU”), other than Director RSUs (as defined below), outstanding immediately prior to the Effective Time will be automatically cancelled and converted into restricted stock units denominated in shares of MaxLinear Common Stock entitling the holder to receive, upon settlement, a number of shares of MaxLinear Common Stock equal to the number of shares of Silicon Motion Stock subject to the Silicon Motion RSU multiplied by the sum of (A) the Exchange Ratio and (B) the quotient obtained by dividing the Per Share Cash Merger Consideration by the volume weighted average price of a share of MaxLinear Common Stock for a 10 trading day period prior to the closing of the Merger (the “Closing”).

The converted Silicon Motion RSUs generally will be subject to the same terms and conditions that applied to the awards immediately prior to the Effective Time, (including any applicable change of control or other accelerated vesting provisions, whether pursuant to an award agreement or any other agreement between Silicon Motion and any holder of any award of Silicon Motion RSUs or pursuant to any other arrangement or plan applicable to any holder of an award of Silicon Motion RSUs).

Each Silicon Motion RSU granted to a non-employee member of Silicon Motion’s Board of Directors (“Director RSUs”) that is outstanding immediately prior to the Effective Time will automatically vest in full and be cancelled and converted into the right to receive the Per Share Merger Consideration as if such Director RSU had been settled in shares of Silicon Motion Stock immediately prior to the Effective Time.

The Boards of Directors of MaxLinear and Silicon Motion have unanimously approved the Merger and the Merger Agreement. The transaction is subject to customary closing conditions, including the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and antitrust clearance from the People's Republic of China's State Administration for Market Regulation, the effectiveness of a registration statement on Form S-4 registering the shares of MaxLinear Common Stock to be issued in connection with the Merger, and approval by the holders of a two-thirds of the outstanding shares of Silicon Motion Stock. The transaction is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants of MaxLinear, Silicon Motion and Merger Sub, including, (i) covenants by Silicon Motion concerning the conduct of its business in the ordinary course of business during the interim period between the execution of the Merger Agreement and the Closing, (ii) covenants by MaxLinear concerning the conduct of its business in the ordinary course of business during the interim period between the execution of the Merger Agreement and the Closing, (iii) a covenant by Silicon Motion that, subject to certain exceptions, the Board of Directors of Silicon Motion will recommend to its shareholders the adoption of the Merger Agreement, and (iv) a covenant that Silicon Motion will not solicit, initiate, or knowingly assist, facilitate or encourage the making of an inquiry, offer or proposal that constitutes or would be reasonably expected to lead to a Competing Proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for both MaxLinear and Silicon Motion and provides that upon termination of the Merger Agreement under specified circumstances (including termination by Silicon Motion to accept a superior proposal), Silicon Motion may be required to pay MaxLinear a termination fee of $132.0 milllion. The Merger Agreement further provides that if the Merger Agreement is terminated for failure to obtain required antitrust approvals, MaxLinear may be required to pay Silicon Motion a termination fee of $160.0 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1. We encourage you to read the Merger Agreement for a more complete understanding of the transaction. The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. The Merger Agreement is not intended to provide any factual information about Silicon Motion, MaxLinear or Merger Sub.

Financing of the Merger

MaxLinear plans to finance the Merger with approximately $277.0 million of cash from the combined company balance sheets, approximately $681.8 million in MaxLinear common stock, and approximately $3.25 billion in new debt. In connection with entering into the Merger Agreement, MaxLinear entered into a commitment letter (the “Commitment Letter”), dated as of May 5, 2022, with Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC (the “Commitment Party”), pursuant to which, subject to the terms and conditions set forth therein, the Commitment Party has committed to provide (i) a senior secured term B loan facility in an aggregate principal amount of up to $3.25 billion and (ii) a senior secured revolving credit facility in an aggregate principal amount of up to $250.0 million (collectively, the “Senior Secured Credit Facilities”). The funding of the Senior Secured Credit Facilities provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to credit facilities in accordance with the terms sets forth in the Commitment Letter, and (ii) the consummation of the Merger in accordance with the Merger Agreement.

The foregoing description of the Commitment Letter and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Commitment Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 5, 2022, Silicon Motion issued a joint press release with MaxLinear announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or in any filing under the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Silicon Motion’s and MaxLinear’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Silicon Motion and MaxLinear, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Silicon Motion’s and MaxLinear’s businesses and other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the receipt by Silicon Motion of an unsolicited proposal from a third party; (iii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Silicon Motion and MaxLinear; (iv) the impact of the COVID-19 pandemic and related private and public sector measures on Silicon Motion’s business and general economic conditions; (v) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (vi) Silicon Motion’s and MaxLinear’s ability to implement its business strategy; (vii) pricing trends, including Silicon Motion’s and MaxLinear’s ability to achieve economies of scale; (viii) potential litigation relating to the proposed transaction that could be instituted against Silicon Motion, MaxLinear or their respective directors; (ix) the risk that disruptions from the proposed transaction will harm Silicon Motion’s or MaxLinear’s business, including current plans and operations; (x) the ability of Silicon Motion or MaxLinear to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xii) uncertainty as to the long-term value of MaxLinear common stock; (xiii) legislative, regulatory and economic developments affecting Silicon Motion’s and MaxLinear’s businesses; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which Silicon Motion and MaxLinear operate; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Silicon Motion’s and/or MaxLinear’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact Silicon Motion’s or MaxLinear’s ability to pursue certain business opportunities or strategic transactions; (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Silicon Motion’s and MaxLinear’s response to any of the aforementioned factors; (xix) geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China and the military conflict in Ukraine and related sanctions against Russia and Belarus; (xx) Silicon Motion’s ability to provide a safe working environment for members during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; and (xxi) failure to receive the approval of the shareholders of Silicon Motion. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the prospectus to be filed by MaxLinear with the SEC and proxy statement to be provided by Silicon Motion to its security holders in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the prospectus and proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Silicon Motion’s or MaxLinear’s consolidated financial condition, results of operations, or liquidity. Neither Silicon Motion nor MaxLinear assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving MaxLinear and Silicon Motion. In connection with the proposed transaction, MaxLinear will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a prospectus of MaxLinear. The information in the prospectus is not complete and may be changed. When the prospectus is finalized, it will be sent to the respective shareholders of Silicon Motion with a proxy statement seeking their approval of their transaction-related proposals.

MaxLinear may not sell the common stock referenced in the prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The prospectus and this communication are not offers to sell MaxLinear securities, are not soliciting an offer to buy MaxLinear securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

MAXLINEAR AND SILICON MOTION URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED PROXY STATEMENT WHICH WILL BE PROVIDED TO Silicon Motion SECURITY HOLDERS AND OTHER DOCUMENTS PROVIDED TO Silicon Motion SECURITY HOLDERS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain the Registration Statement on Form S-4 (when available and filed, if applicable) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MaxLinear (when they become available) may be obtained free of charge on MaxLinear’s website at www.maxlinear.com or by contacting MaxLinear’s Investor Relations Department at IR@MaxLinear.com. Copies of documents filed or furnished by Silicon Motion (when they become available) may be obtained free of charge on Silicon Motion’s website at https://www.siliconmotion.com or by contacting Silicon Motion’s Investor Relations Department at IR@siliconmotion.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 5, 2022, by and among MaxLinear, Inc., Silicon Motion Technology Corporation and Shark Merger Sub*
10.1	Commitment Letter, dated as of May 5, 2022, by and among MaxLinear, Inc., Wells Fargo Bank, N.A., and Wells Fargo Securities, LLC.
99.1	Joint Press Release of MaxLinear, Inc. and Silicon Motion Technology Corporation, dated May 5, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2022	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven Litchfield
Steven Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer